UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 26, 2005
MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49912	75-303631

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 East Main Street, Sevierville, Tennessee	37862

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (865) 428-7990
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURES
EXHIBIT INDEX
EX-16 LETTER FROM HAZLETT, LEWIS & BIETER, PLLC

Item 4.01. Changes in Registrant’s Certifying Accountant.
     On August 26, 2005, Mountain National Bancshares, Inc., a Tennessee corporation, (the “Company”), dismissed the Company’s registered independent public accounting firm, Hazlett, Lewis & Bieter, PLLC (“Hazlett, Lewis & Bieter”). The decision to dismiss Hazlett, Lewis & Bieter has been recommended by the Company’s audit committee and approved by the Company’s board of directors. On August 29, 2005, the Company engaged Crowe Chizek and Company, LLC (“Crowe Chizek”) to serve as the Company’s registered independent public accounting firm. Crowe Chizek’s engagement is subject to the completion of Crowe Chizek’s client acceptance and transition procedures.
     Hazlett, Lewis & Bieter’s reports on the Company’s financial statements as of and for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2004 and 2003 and through the date of this Form 8-K, there were no disagreements between the Company and Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in connection with its report.
     Hazlett, Lewis & Bieter has not advise the Company of any of the matters described in Item 304(a)(1)(iv)(B) of Regulation S-B of the Securities and Exchange Commission.
     The Company has requested Hazlett, Lewis & Bieter to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Hazlett, Lewis & Bieter agrees with the above statements. A copy of Hazlett, Lewis & Bieter’s letter, dated September 1, 2005, is attached as Exhibit 16 to this Form 8-K.
     During the fiscal years ended December 31, 2003 and 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Crowe Chizek regarding (1) either the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (2) any matter that was either the subject of a disagreement with Hazlett, Lewis & Bieter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Hazlett, Lewis & Bieter, would have caused Hazlett, Lewis & Bieter to make reference to the matter in their report, or a matter identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B of the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.
By:	/s/ Dwight B. Grizzell
Name:	Dwight B. Grizzell
Title:	President and Chief Executive Officer

Date: September 1, 2005

EXHIBIT INDEX

Exhibit
No.	Description
16	Letter from Hazlett, Lewis & Bieter, PLLC